Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction
Duke Energy Carolinas, LLC ("Duke Energy Carolinas") and Duke Energy Progress, LLC ("Duke Energy Progress") have operated as separate regulated utility subsidiaries of Duke Energy Corporation ("Duke Energy") since the 2012 merger of Duke Energy and Progress Energy, Inc. ("Progress Energy") (the “2012 Merger”). The proposed combination of Duke Energy Carolinas and Duke Energy Progress (the "Combination") represents an internal reorganization of entities under common control and is intended to combine the operations of these utilities within a single legal entity. The Combination is expected to become effective on January 1, 2027.
Duke Energy Carolinas and Duke Energy Progress serve distinct service territories within North Carolina and South Carolina and are primarily engaged in the generation, transmission, distribution, and sale of electricity to residential, commercial, industrial and wholesale customers. Following completion of the Combination, Duke Energy's regulated electric utility operations in North Carolina and South Carolina will be conducted through Duke Energy Carolinas, the surviving legal entity.
The Combination represents a transfer of net assets between entities under common control and will be accounted for in accordance with Accounting Standards Codification ("ASC") 805-50. Duke Energy has maintained continuous control of Duke Energy Carolinas and Duke Energy Progress since the 2012 Merger, and the Combination will not result in a change in ultimate ownership or control.
Pursuant to the transaction structure, Duke Energy will contribute its ownership interest in Duke Energy Carolinas to Progress Energy. Following that contribution, Duke Energy Progress will merge with and into Duke Energy Carolinas, with Duke Energy Carolinas surviving the Combination as a wholly owned subsidiary of Progress Energy.
Additional Information Related to the Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information has been prepared based on the historical financial statements of Duke Energy Carolinas and Duke Energy Progress, as adjusted to give effect to the Combination. Because the Combination is a transaction between entities under common control, the unaudited pro forma condensed combined financial information has been prepared using Duke Energy's historical carrying amounts of the assets and liabilities of Duke Energy Carolinas and Duke Energy Progress in accordance with ASC 805-50.
The unaudited pro forma condensed combined balance sheet as of June 30, 2026 gives effect to the Combination as if it had occurred on June 30, 2026. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2025, 2024, and 2023, and for the six months ended June 30, 2026, give effect to the Combination as if it had occurred on January 1, 2023.
The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with: (i) the accompanying notes to the unaudited pro forma condensed combined financial information; (ii) the historical audited consolidated financial statements of each of Duke Energy Carolinas and Duke Energy Progress as of December 31, 2025 and 2024, and for the years ended December 31, 2025, 2024, 2023, and the accompanying notes; and (iii) the historical unaudited condensed consolidated financial statements of each of Duke Energy Carolinas and Duke Energy Progress as of June 30, 2026 and December 31, 2025, and for the six months ended June 30, 2026 and 2025, and the accompanying notes.
The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations or financial position that would have been achieved had the Combination occurred on the dates indicated, nor is it necessarily indicative of the future results of operations or financial position of the combined company. The transaction accounting adjustments are based on information currently available and assumptions described in the accompanying notes to the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information does not include the realization of any cost savings from operating efficiencies, synergies or other activities, or the recognition of any cost increases or dis-synergies that might result from the Combination. Actual results may differ materially from those reflected in the pro forma information.

Duke Energy Carolinas, LLC
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2026

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Effects of Combination	Notes	Pro Forma Balance
ASSETS
Current Assets
Cash and cash equivalents	$38	$244	$282	$—		$—		$282
Receivables (net of allowance for doubtful accounts)	1,616	1,106	2,722	—		—		2,722
Receivables from affiliated companies	246	106	352	(238)	(a)	—		114
Notes receivables from affiliated companies	1,122	—	1,122	(559)	(a)	—		563
Inventory	1,528	1,374	2,902	—		—		2,902
Regulatory assets	1,141	847	1,988	—		—		1,988
Other	115	136	251	—		—		251
Total current assets	5,806	3,813	9,619	(797)		—		8,822

Property, Plant and Equipment
Cost	64,963	46,816	111,779	—		—		111,779
Accumulated depreciation and amortization	(21,125)	(17,446)	(38,571)	—		—		(38,571)
Net property, plant and equipment	43,838	29,370	73,208	—		—		73,208
Other Noncurrent Assets
Goodwill	—	—	—	—		8,358	(d)	8,358
Regulatory assets	4,765	4,246	9,011	—		346	(b)(c)	9,357
Nuclear decommissioning trust funds	7,765	5,541	13,306	—		—		13,306
Operating lease right-of-use assets, net	87	357	444	—		—		444
Other	1,383	776	2,159	—		—		2,159
Total other noncurrent assets	14,000	10,920	24,920	—		8,704		33,624

Total Assets	$63,644	$44,103	$107,747	$(797)		$8,704		$115,654

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Effects of Combination	Notes	Pro Forma Balance
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$1,382	$909	$2,291	$—		$—		$2,291
Accounts payable to affiliated companies	292	316	608	(238)	(a)	—		370
Notes payable to affiliated companies	—	823	823	(559)	(a)	—		264
Taxes accrued	244	105	349	—		—		349
Interest accrued	227	146	373	—		—		373
Current maturities of long-term debt	1,650	1,094	2,744	—		—		2,744
Asset retirement obligations	239	179	418	—		—		418
Regulatory liabilities	611	374	985	—		—		985
Other	615	372	987	—		—		987
Total current liabilities	5,260	4,318	9,578	(797)		—		8,781

Long-Term Debt	20,235	12,909	33,144	—		148	(b)	33,292
Long-Term Debt Payable to Affiliated Companies	300	150	450	—		—		450
Other Noncurrent Liabilities
Deferred income taxes	4,549	2,916	7,465	—		—		7,465
Asset retirement obligations	3,585	4,121	7,706	—		198	(c)	7,904
Regulatory liabilities	7,914	4,293	12,207	—		—		12,207
Operating lease liabilities	75	360	435	—		—		435
Accrued pension and other post-retirement benefit costs	10	131	141	—		—		141
Investment tax credit	347	195	542	—		—		542
Other	727	439	1,166	—		—		1,166
Total other noncurrent liabilities	17,207	12,455	29,662	—		198		29,860

Equity
Member's equity	20,647	14,271	34,918	—		8,358	(d)	43,276
Accumulated other comprehensive income (loss)	(5)	—	(5)	—		—		(5)
Total equity	20,642	14,271	34,913	—		8,358		43,271

Total Liabilities and Equity	$63,644	$44,103	$107,747	$(797)		$8,704		$115,654
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

 Duke Energy Carolinas, LLC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2026

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$5,182	$4,101	$9,283	$(438)	(a)	$8,845
Operating Expenses
Fuel used in electric generation and purchased power	1,563	1,410	2,973	(433)	(a)	2,540
Operation, maintenance and other	1,078	872	1,950	(5)	(a)	1,945
Depreciation and amortization	1,057	782	1,839	—		1,839
Property and other taxes	197	81	278	—		278
Impairment of assets and other charges	27	22	49	—		49
Total operating expenses	3,922	3,167	7,089	(438)		6,651
Gains on sales of other assets and other, net	2	1	3	—		3
Operating Income	1,262	935	2,197	—		2,197
Other income and expenses, net	133	98	231	(2)	(a)	229
Interest Expense	449	279	728	(2)	(a)	726
Income Before Income Taxes	946	754	1,700	—		1,700
Income Tax Expense	44	93	137	—		137
Net Income and Comprehensive Income	$902	$661	$1,563	—		$1,563
 See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2025

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$9,713	$7,386	$17,099	$(478)	(a)	$16,621
Operating Expenses
Fuel used in electric generation and purchased power	2,649	2,518	5,167	(469)	(a)	4,698
Operation, maintenance and other	2,002	1,455	3,457	(9)	(a)	3,448
Depreciation and amortization	1,903	1,406	3,309	—		3,309
Property and other taxes	349	172	521	—		521
Impairment of assets and other charges	(11)	2	(9)	—		(9)
Total operating expenses	6,892	5,553	12,445	(478)		11,967
Gains on sales of other assets and other, net	6	2	8	—		8
Operating Income	2,827	1,835	4,662	—		4,662
Other income and expenses, net	258	196	454	(1)	(a)	453
Interest Expense	783	526	1,309	(1)	(a)	1,308
Income Before Income Taxes	2,302	1,505	3,807	—		3,807
Income Tax Expense	194	223	417	—		417
Net Income	$2,108	$1,282	$3,390	—		$3,390
Other Comprehensive Income, net of tax
Net gains on cashflow hedges	1	—	1	—		1
Comprehensive Income	$2,109	$1,282	$3,391	$—		$3,391
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2024

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$9,718	$7,017	$16,735	$(232)	(a)	$16,503
Operating Expenses
Fuel used in electric generation and purchased power	3,251	2,409	5,660	(223)	(a)	5,437
Operation, maintenance and other	1,740	1,388	3,128	(9)	(a)	3,119
Depreciation and amortization	1,768	1,336	3,104	—		3,104
Property and other taxes	346	177	523	—		523
Impairment of assets and other charges	31	6	37	—		37
Total operating expenses	7,136	5,316	12,452	(232)		12,220
Gains on sales of other assets and other, net	2	2	4	—		4
Operating Income	2,584	1,703	4,287	—		4,287
Other income and expenses, net	247	143	390	(2)	(a)	388
Interest Expense	722	493	1,215	(2)	(a)	1,213
Income Before Income Taxes	2,109	1,353	3,462	—		3,462
Income Tax Expense	226	189	415	—		415
Net Income and Comprehensive Income	$1,883	$1,164	$3,047	$—		$3,047
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

Duke Energy Carolinas, LLC
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2023

				Transaction Accounting Adjustments
(in millions)	Duke Energy Carolinas Historical	Duke Energy Progress Historical	Combined	Eliminations of Intercompany Transactions	Notes	Pro Forma Balance
Operating Revenues	$8,288	$6,488	$14,776	$(219)	(a)	$14,557
Operating Expenses
Fuel used in electric generation and purchased power	2,524	2,203	4,727	(211)	(a)	4,516
Operation, maintenance and other	1,774	1,379	3,153	(8)	(a)	3,145
Depreciation and amortization	1,593	1,266	2,859	—		2,859
Property and other taxes	320	164	484	—		484
Impairment of assets and other charges	44	29	73	—		73
Total operating expenses	6,255	5,041	11,296	(219)		11,077
Gains on sales of other assets and other, net	26	3	29	—		29
Operating Income	2,059	1,450	3,509	—		3,509
Other income and expenses, net	238	124	362	(1)	(a)	361
Interest Expense	686	427	1,113	(1)	(a)	1,112
Income Before Income Taxes	1,611	1,147	2,758	—		2,758
Income Tax Expense	141	149	290	—		290
Net Income and Comprehensive Income	$1,470	$998	$2,468	$—		$2,468
See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial information, which is an integral part of this information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.    Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Under these rules, pro forma information is required to present adjustments that reflect the accounting for the transaction (“Transaction Accounting Adjustments”)
The pro forma adjustments reflected in the unaudited pro forma condensed combined financial information are based on currently available information and assumptions management considered reasonable under the circumstances. The adjustments are described in the accompanying notes and may be revised as additional information becomes available and is evaluated. Accordingly, the actual adjustments may differ from the pro forma adjustments, and such differences may be material.
The unaudited pro forma condensed combined financial information is intended to present the significant effects of the Combination and reflects adjustments that are appropriately applied in accordance with Article 11 of Regulation S-X.
The unaudited pro forma condensed combined financial information included on the exhibit is presented for Duke Energy Carolinas, the surviving legal entity following consummation of the Combination.

2.    Accounting Treatment for the Merger
Although the Combination will be effected as a legal reorganization, it is expected to be accounted for as a transaction between entities under common control in accordance with U.S. generally accepted accounting principles. Duke Energy is expected to contribute ownership of Duke Energy Carolinas to Progress Energy, a subsidiary of Duke Energy, after which Duke Energy Progress will merge with and into Duke Energy Carolinas.
Following the Combination, the regulated electric utility operations of Duke Energy in North Carolina and South Carolina will be organized under Progress Energy and Duke Energy Carolinas.
Under common control accounting, the assets and liabilities of Duke Energy Carolinas and Duke Energy Progress will be recorded at the historical carrying amounts reflected in Duke Energy's consolidated financial statements. Accordingly, no new goodwill or other identifiable intangible assets will be recognized as a result of the Combination, and no gain or loss will be recorded. Goodwill attributable to Duke Energy Progress from prior purchase accounting will be carried forward as part of the Combination.
In connection with the Combination, Duke Energy Carolinas is expected to reflect the effects of pushdown accounting related to the 2012 Merger, which were previously only recognized in Duke Energy's consolidated financial statements. As a result, the assets and liabilities of the combined company reflect the historical purchase accounting adjustments recorded by Duke Energy, including goodwill attributable to Duke Energy Progress that is carried forward (i.e., not newly recognized) as part of the Combination. There are no material impacts to the pro forma condensed combined statements of operations resulting from the historical purchase accounting adjustments; accordingly, no pro forma adjustments have been recorded to reflect such impacts.
The pro forma adjustments are based on currently available information and assumptions that are factually supportable and directly attributable to the Combination and do not reflect the costs of any integration activities or the benefits of potential future revenue growth or operational synergies.

3.    Transaction Accounting Adjustments
The following adjustments in the unaudited pro forma condensed combined balance sheet and statements of operations reflect the impact of adjustments that are directly attributable to the Combination. The unaudited pro forma condensed combined balance sheet as of June 30, 2026, gives pro forma effect to the Combination as if it had occurred on June 30, 2026. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2025, 2024, and 2023, and for the six months ended June 30, 2026, give effect to the Combination as if it had occurred on January 1, 2023.
(a)    Represents the elimination of intercompany balances and transactions between Duke Energy Carolinas and Duke Energy Progress, primarily intercompany receivables and payables, electricity sales, purchased power and intercompany interest.
(b)    Represents prior purchase accounting adjustments related to debt with respect to the Duke Energy Progress business originating from the 2012 Merger. These adjustments affect noncurrent regulatory assets and long-term debt.
(c)    Represents prior purchase accounting adjustments related to asset retirement obligations with respect to the Duke Energy Progress business originating from the 2012 Merger. These adjustments affect noncurrent regulatory assets and long-term asset retirement obligations.
(d)    The 2012 Merger created goodwill of $12,469 million at Duke Energy, of which $8,358 million was attributable to Duke Energy Progress. The goodwill represents a basis difference between the net assets of Duke Energy Progress and Duke Energy's basis in Duke Energy Progress and accordingly, the goodwill balance of $8,358 million is transferred as part of the Combination. As a result, the combined entity reflects the historical goodwill attributed to Duke Energy Progress, and no new goodwill will be recognized as part of the Combination.